UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2020

INFORMATION ANALYSIS INCORPORATED

(Exact name of registrant as specified in its charter)

VA	000-22405	54-1167364
(State or other jurisdiction	Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11240 Waples Mill Rd, Ste 201

Fairfax, VA 22030

(Address of principal executive offices, including zip code)

703-383-3000

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition.

On November 16, 2020, Information Analysis Incorporated issued a press release reporting earnings and other financial results for its three months and nine months ended September 30, 2020. A copy of this press release, captioned "Information Analysis Incorporated Returns to Profitability with Momentum", is attached as Exhibit 99.1 to this Current Report on Form 8-K (the "8-K"). The information in this 8-K, including the exhibit, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

99.1    Press Release dated November 16, 2020, captioned: "Information Analysis Incorporated Returns to Profitability with Momentum ".

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	IAI Press Release dated November 16, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORMATION ANALYSIS INCORPORATED
Date: November 16, 2020	By:	/s/ Matthew T. Sands
Matthew T. Sands
Controller and Acting Principal Financial Officer